UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 26, 2025
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001862080

Benchmark 2021-B27 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

JPMorgan Chase Bank, National Association

(Central Index Key Number: 0000835271)

German American Capital Corporation

(Central Index Key Number: 0001541294)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-228597-09 (Commission File Number of the issuing entity)	30-6681317 30-6681318 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The 375 Pearl Street mortgage loan, an asset of Benchmark 2021-B27 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of June 1, 2021 (the “BANK 2021-BNK34 PSA”), by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee as amended by Amendment No. 1 dated and effective as of November 9, 2023, which governs the issuance of the BANK 2021-BNK34 Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK34. The BANK 2021-BNK34 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on June 29, 2021 under Commission File No. 333-228597-09.

Effective as of February 26, 2025, Greystone Servicing Company LLC, has been terminated as general special servicer (except with respect to the U.S. Steel Tower mortgage loan) under the BANK 2021-BNK34 PSA, and Midland Loan Services, a Division of PNC Bank, National Association, has been appointed to act as successor general special servicer (except with respect to the U.S. Steel Tower mortgage loan) under the BANK 2021-BNK34 PSA. A copy of the related Acknowledgment and Acceptance of Special Servicer, dated February 26, 2025 is attached hereto as Exhibit 20.1

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of June 1, 2021 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on June 29, 2021 under Commission File No. 333-228597-09.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Acceptance of Special Servicer dated February 26, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: February 26, 2025